SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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[ X ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

Cash Trust Series, Inc. 33-29838 / 811-5843

Cash Trust Series II 33-38550 / 811-6269

Edward Jones Money Market Fund 2-66437 / 811-2993

Federated Adjustable Rate Securities Fund 2-98491 / 811-4539

Federated Core Trust 811-8519

Federated Core Trust II, L.P. 811-10625

Federated Core Trust III 811-22217

Federated Equity Funds 2-91090 / 811-4017

Federated Equity Income Fund, Inc. 33-6901 / 811-4743

Federated Fixed Income Securities, Inc. 33-43472 / 811-6447

Federated GNMA Trust 2-75670 / 811-3375

Federated Global Allocation Fund 2-10415 / 811-1

Federated Government Income Securities, Inc. 2-74191 / 811-3266

Federated High Income Bond Fund, Inc. 2-60103 / 811-2782

Federated High Yield Trust 2-91091 / 811-4018

Federated Income Securities Trust 33-3164 / 811-4577

Federated Income Trust 2-75366 / 811-3352

Federated Index Trust 33-33852 / 811-6061

Federated Institutional Trust 33-54445 / 811-7193

Federated Insurance Series 33-69268 / 811-8042

Federated Intermediate Government Fund, Inc. 33-41004 / 811-6307

Federated International Series, Inc. 2-91776 / 811-3984

Federated Investment Series Funds, Inc. 33-48847 / 811-58429

Federated MDT Series 333-134468 / 811-21904

Federated MDT Stock Trust 2-75756 / 811-3385

Federated Managed Pool Series 333-128884 / 811-21822

Federated Municipal Securities Fund, Inc. 2-57181 / 811-2677

Federated Municipal Securities Income Trust 33-36729 / 811-6165

Federated Short-Intermediate Duration Municipal Trust 2-72277 / 811-3181

Federated Total Return Government Bond Fund 33-60411 / 811-07309

Federated Total Return Series, Inc. 33-50773 / 811-7115

Federated U.S. Government Securities Fund: 1-3 Years 2-89028 / 811-3947

Federated U.S. Government Securities Fund: 2-5 Years 2-75769 / 811-3387

Federated World Investment Series, Inc. 33-52149 / 811-7141

Intermediate Municipal Trust 2-98237 / 811-4314

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Important Proxy Materials are available

Federated Investors Funds

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NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

Federated Family of Funds

Special Meeting of Shareholders

Meeting Date: October 28, 2013

For Shareholders as of: August 29, 2013

You can access these Proxy Materials at the following Web

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NOTICE OF SPECIAL MEETING AND PROXY STATEMENT https://materials.proxyvote.com/Approved/147551/20130909/NPS_179395.PDF

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